                                                                  Exhibit 4.3



Number                                              Shares
NRI


                         [NetRatings Logo]

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                            CUSIP 641164 1D 8


THIS CERTIFIES that                                SEE REVERSE FOR RESERVATIONS
                                                    AND A STATEMENT OF RIGHTS
                                                       GRANTED TO SUCH CLASS
                                                              OF SHARES



is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

                              NETRATINGS, INC.

transferable on the share register of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrant.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

                               NETRATINGS INC.
                                  CORPORATE
                                    SEAL
/s/ Jack R. Lazar                   1997                 /s/ David J. Toth
                                  DELAWARE
VICE PRESIDENT, CHIEF FINANCIAL                          PRESIDENT AND CHIEF
OFFICER AND SECRETARY                                    EXECUTIVE OFFICER



                                COUNTERSIGNED AND REGISTERED:
                                  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                               (Jersey City, NJ)
                                                              TRANSFER AGENT
                                                               AND REGISTRAR

                                  NETRATINGS, INC.

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                UNIF GIFT MIN ACT -- ................ Custodian ................
TEN ENT -- as tenants by the entireties                                   (Cust)                   (Minor)
JT TEN  -- as joint tenants with right of      under Uniform Gifts to Minors
           survivorship and not as tenants     Act.............................................................
           in common                                                      (State)
                                               UNIF TRF MIN ACT  -- ........... Custodian (until age .........)
                                                                       (Cust)
                                               ........................................ under Uniform Transfers
                                                                (Minor)
                                               to Minors Act...................................................
                                                                                (State)

      Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------

------------------------------------

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________  Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________


                                  X __________________________________________

                                  X __________________________________________
                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _______________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.